IVY VARIABLE INSURANCE PORTFOLIOS
Delaware VIP Global Value Equity (formerly, Delaware Ivy VIP Global Equity Income)

(the “Portfolio”)

Supplement to the Portfolio’s Prospectuses dated May 1, 2023

On August 31, 2023 (“Effective Date”), F. Chace Brundige, Aditya Kapoor, and Charles John will serve as portfolio managers of the Portfolio.

On the Effective Date, the following replaces the information in the Portfolio’s summary prospectus section entitled “Who manages the Portfolio? — Investment manager”:

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Portfolio
F. Chace Brundige, CFA	Managing Director, Senior Portfolio Manager	August 2023
Aditya Kapoor, CFA	Managing Director, Senior Portfolio Manager	August 2023
Charles John, CFA	Managing Director, Senior Portfolio Manager	August 2023

On the Effective Date, the following replaces the disclosure in the Portfolio’s statutory prospectus section entitled “Who manages the Portfolio – Portfolio managers – Delaware VIP Global Value Equity”:

F. Chace Brundige, Aditya Kapoor, and Charles John are primary responsible for the day-to-day portfolio management of the Portfolio.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Portfolio or acting on a distribution check (if applicable).

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated May 31, 2023.